Filed under Rule 497(k)

Registration No. 811-3738

VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2012

This supplement supersedes the supplement dated May 3, 2013 with respect to VALIC Company I (“VC I”) Small-Mid Growth Fund (the “Fund”).

As previously described in the May 3, 2013 supplement, the Board of Directors (the “Board”) of VC I, including a majority of the directors who are not interested persons of VC I, as defined in the Investment Company Act of 1940, as amended, approved an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between The Variable Life Insurance Company (“VALIC”) and Janus Capital Management, LLC (“Janus”) with respect to the Fund and concurrently approved the termination of the Investment Sub-Advisory Agreements between VALIC and each of the Fund’s current sub-advisers, Century Capital Management, LLC (“Century Capital”) and Wells Capital Management Incorporated (“Wells Capital”), with such termination expected to be effective on or about June 17, 2013, concurrent with the effective date of the Sub-Advisory Agreement.

Subsequent to the approval of the Sub-Advisory Agreement, the Board was informed of certain portfolio management changes expected to occur within Janus that would impact Janus’ proposed management of the Fund. As a result, the Board determined that it was in the Fund’s best interests for Century Capital and Wells Capital to continue to manage the Fund. Accordingly, the proposed changes to the Fund’s principal investment strategies and principal risks discussed in the May 3, 2013 supplement will not take place and Century Capital and Wells Capital will continue to manage the Fund in accordance with the Fund’s current principal investment strategies.

The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote. Shareholders will receive a notice explaining how to access an information statement that contains certain information about any future terminations and approvals.

Date: May 31, 2013